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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

          Date of Report (Date of Earliest Event Reported): May 6, 2005




                               THE BRINK'S COMPANY
             (Exact name of registrant as specified in its charter)


            Virginia                     1-9148                54-1317776
            --------                     ------                ----------
(State or other jurisdiction    (Commission File Number)      (IRS Employer
       of incorporation)                                    Identification No.)

                               1801 Bayberry Court
                                 P. O. Box 18100
                             Richmond, VA 23226-8100
                            (Address and zip code of
                          principal executive offices)

       Registrant's telephone number, including area code: (804) 289-9600



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Item 1.01. Entry into a Material Definitive Agreement.

On May 6, 2005, the shareholders of The Brink's Company approved The Brink's Company 2005 Equity Incentive Plan (the "2005 Plan").

The principal features of the 2005 Plan are summarized below. This summary is qualified in its entirety by reference to the 2005 Plan, which was filed as Exhibit A to the Proxy Statement for the Company's 2005 Annual Meeting of Shareholders.

Shares Available for Awards

Under the 2005 Plan, the number of shares of common stock available for issuance will be 5,000,000 shares, subject to adjustment by the Compensation and Benefits Committee of the Board of Directors (the "Compensation Committee") for stock splits and other events as set forth in the 2005 Plan. Shares covered by an award granted under the 2005 Plan other than options and stock appreciation rights will be counted against the 2005 Plan's authorized shares as two shares for every one share covered by the award. In addition, each stock appreciation right will be counted against the 2005 Plan's authorized shares, regardless of whether a share is used to settle the stock appreciation right upon exercise. If an award under the 2005 Plan is cancelled or forfeited without the delivery of the full number of shares underlying such award, only the net number of shares actually delivered to the participant will be counted against the 2005 Plan's authorized shares. If an outstanding award under the 1988 Stock Option Plan is cancelled or forfeited without the delivery of the number of shares underlying such award, such undelivered shares will also be available for issuance under the 2005 Plan in addition to all other shares authorized for issuance. Also, shares underlying awards issued in assumption of or substitution for awards issued by a company acquired by the Company ("Substitute Awards") will not reduce the number of shares remaining available for issuance under the 2005 Plan.

No participant may receive options and stock appreciation rights under the 2005 Plan relating to more than 400,000 shares of common stock, subject to adjustment as noted above, in any calendar year.

Material Features of the 2005 Plan

The 2005 Plan will be administered by the Compensation Committee, a board committee consisting of not less than three directors. Each director on the Compensation Committee is and will continue to be "independent" of the Company, as required by the rules of the New York Stock Exchange. The Compensation Committee will have, among other powers, the power to interpret and construe any provision of the 2005 Plan, to adopt rules and regulations for administering the 2005 Plan and to perform other acts relating to the 2005 Plan. Decisions of the Compensation Committee are final and binding on all parties.

The Compensation Committee will have the sole discretion to grant to eligible participants one or more equity awards, including options, stock appreciation rights, restricted stock and restricted stock units, performance units, "other stock based awards" or any combination thereof. The Compensation Committee will have the sole discretion to determine the number or amount of any award to be awarded to any participant.


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If the Compensation  Committee determines that a dividend or other distribution, recapitalization, stock split, or other corporate event or transaction (more fully described in Section 5(d) of the 2005 Plan) affects the shares in such a way that an adjustment is appropriate to prevent dilution or enlargement of the benefits, or potential benefits, intended to be made available under the 2005 Plan, the Compensation Committee may adjust: (i) the number and type of shares (or other securities) which may be made the subject of awards, (ii) the number and type of shares (or other securities or property) subject to outstanding awards, and (iii) the grant, purchase or exercise price with respect to any award. The Compensation Committee may not take any other action to directly or indirectly reduce, or have the effect of reducing, the exercise price of any option as established at the time of grant.

Awards will be granted for no cash consideration, or for minimal cash consideration if required by applicable law. Awards may provide that upon their exercise the holder will receive cash, stock, other securities or other awards or any combination thereof, as the Compensation Committee will determine. Any shares of stock deliverable under the 2005 Plan may consist in whole or in part of authorized and unissued shares or shares acquired by the Company.

Except in the case of awards made through assumption of, or in substitution for, outstanding awards previously granted by an acquired company, the exercise price of stock under any stock option, the grant price of any stock appreciation right, and the purchase price of any security which may be purchased under any other stock-based award will not be less than 100% of the fair market value of the stock or other security on the date of the grant of the option, right or award. The Compensation Committee will determine the times at which options and other purchase rights may be exercised and the methods by which and the forms in which payment of the purchase price may be made. Under the 2005 Plan, determinations of the fair market value of shares of the Company's common stock will be based on the average of the high and low quoted sales price on the date in question and determinations of fair market value with respect to other property will be made in accordance with methods or procedures established by the Compensation Committee.

The Compensation Committee may cancel any outstanding award under the 2005 Plan in consideration of a cash payment or alternative award under the 2005 Plan made to the holder of such canceled award equal in value to the fair market value of such canceled award, but this authority may not be used to avoid the 2005 Plan's prohibition on option repricing.

No awards may be granted under the 2005 Plan after the date of the annual shareholders meeting in 2015.

Awards

Options. The duration of options granted under the 2005 Plan will be established by the Compensation Committee but may not exceed six years. Subject to a minimum vesting period of one year, the Compensation Committee may impose a vesting schedule on options, and will determine the acceptable form(s) in which the

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exercise  price may be paid.  In  general,  options  are  exercisable  following termination of employment for 90 days, if such options were exercisable at the time of termination. Upon termination of employment by reason of the holder's retirement or permanent and total disability, options held by the holder will remain outstanding and continue in accordance with their terms. In the event of the holder's death while employed or after retirement or permanent and total disability, options held by the holder will fully vest at the time of the holder's death (or, if later, on the first anniversary of the grant date) and remain exercisable by the holder's beneficiary or estate for three years following the holder's death or their earlier expiration in accordance with
their  terms.  Also,  the  Compensation   Committee  may  establish   provisions
applicable to options upon termination of employment that differ from those contained in the 2005 Plan.

Options granted under the 2005 Plan may be "incentive stock options" ("ISOs"), which afford certain favorable tax treatment for the holder, or "nonqualified stock options" ("NQSOs"). See "Tax Matters" below.

Stock Appreciation Rights. Stock appreciation rights ("SARs") may, but need not, relate to options. The Compensation Committee determines the terms of each SAR at the time of the grant. Any freestanding SAR may not be granted at less than the fair market value of the stock on the date the SAR is granted, cannot have a term of longer than six years and must have a minimum vesting period of one year. The employment termination provisions applicable to SARs are identical to those described above for options.

Restricted Stock and Restricted Stock Units. The Compensation Committee may impose restrictions on restricted stock and restricted stock units at its discretion. These restrictions may lapse as the Compensation Committee deems appropriate, subject to a one year minimum vesting requirement. Upon termination of employment during the restriction period by reason of the holder's retirement or permanent and total disability, any restricted stock and restricted stock units held by the participant will remain outstanding and continue in accordance with their terms. In the event of the holder's death while employed or after retirement or permanent and total disability, restricted stock and restricted stock units held by the holder will fully vest at the time of the holder's death (or, if later, on the first anniversary of the grant date). Upon termination of employment during the restriction period for any other reason, the restricted stock and restricted stock units held by the participant will be forfeited. Also, the Compensation Committee may establish provisions applicable to restricted stock and restricted stock units upon termination of employment that differ from those contained in the 2005 Plan.

Performance Units. Performance units will be granted and will vest upon the attainment of performance goals. The Compensation Committee will establish the performance criteria, the length of the performance period and the form and time of payment of the award. Generally, upon termination of employment during the restriction period, the performance units held by the participant will be forfeited. Upon termination of employment during the restriction period by reason of the holder's retirement or permanent and total disability, any performance units held by the participant will remain outstanding and continue in accordance with their terms. In the event of the holder's death, the holder's beneficiary or estate will receive a pro-rata portion of the performance unit upon the expiration of the applicable performance period. Also, the Compensation Committee may establish provisions applicable to performance units upon termination of employment that differ from those contained in the 2005 Plan.

Awards (other than options and stock appreciation rights) to certain senior executives will, if the Compensation Committee intends any such award to qualify as "qualified performance based compensation" under Section 162(m) of the Internal Revenue Code, become earned and payable only if pre-established targets relating to one or more of the following performance measures are achieved during a performance period or periods, as determined by the Compensation
Committee:  (i) net income,  (ii) operating income,  (iii) return on net assets,
(iv) revenue  growth,  (v) total  shareholder  return,  (vi) earnings per share,
(vii) return on equity, (viii) net revenue per employee, (ix) market share, (x) return on capital and/or economic value added (or equivalent metric), (xi) cash flow and/or free cash flow (before or after dividends), or (xii) subscriber growth (on a gross or net basis); each as determined in accordance with generally accepted accounting principles, where applicable, as consistently applied by the Company and, if so determined by the Compensation Committee prior to the expiration of such award, adjusted, to the extent permitted under Section 162(m) of the Internal Revenue Code if the Compensation Committee intends the performance unit award to continue to constitute "qualified performance-based compensation" under Section 162(m) of the Internal Revenue Code, to omit the effects of extraordinary items, the gain or loss on the disposal of a business segment, unusual or infrequently occurring events and transactions, accruals for awards under the 2005 Plan and cumulative effects of changes in accounting principles. Such targets may relate to the Company as a whole, or to one or more units thereof, and may be measured over such periods, as the Compensation Committee shall determine. The maximum number of shares which may be subject to any such performance unit award denominated in shares granted in any year is 400,000 shares and the maximum amount earned with respect to any such performance unit award denominated in cash or value other than cash on an annualized basis will be $5,000,000.

Other Stock-Based Awards. The Compensation Committee may establish the terms and conditions of other stock-based awards such as dividend equivalents.

Transferability

The 2005 Plan provides that no award granted under the 2005 Plan may be transferred or otherwise encumbered by the individual to whom it is granted, other than by will or by designation of a beneficiary and that, during the individual's lifetime, each award will be exercisable only by the individual or by the individual's guardian or legal representative.

Change in Control

Unless specifically provided to the contrary in any applicable award agreement under the 2005 Plan, upon a Change in Control (as defined in the 2005 Plan), all outstanding awards will become fully exercisable, will vest and will be settled, as applicable, and any restrictions applicable to any award shall automatically lapse.

Eligibility and Participation

Any employee of the Company or its affiliates, including any officer or employee-director, will be eligible to receive awards under the 2005 Plan. Additionally, any holder of an outstanding equity based award issued by a company acquired by the Company may be granted a Substitute Award under the 2005 Plan. The Company and its affiliates had approximately 54,000 employees as of December 31, 2004. Directors who are not full-time or part-time officers or employees of the Company will not be eligible to participate in the 2005 Plan.

Amendment and Termination

The Board of Directors may amend, alter, discontinue or terminate the 2005 Plan or any portion of the 2005 Plan any time. However, shareholder approval must be obtained for any change that would increase the number of shares available for awards and may be required by New York Stock Exchange requirements for certain other amendments.

New Plan Benefits

Any awards under the 2005 Plan will be at the discretion of the Compensation Committee. Therefore, it is not possible at present to determine the amount or form of any award that will be available for grant to any individual during the term of the 2005 Plan or that would have been granted during the last fiscal year had the 2005 Plan been in effect.

Tax Matters

The following discussion is a brief summary of the principal United States Federal income tax consequences under current Federal income tax laws relating to awards under the 2005 Plan. This summary is not intended to be exhaustive and, among other things, does not describe state, local or foreign income and other tax consequences.

Non-Qualified Stock Options. An optionee will not recognize any taxable income upon the grant of an NQSO and the Company will not be entitled to a tax deduction with respect to the grant of an NQSO. Upon exercise of an NQSO, the excess of the fair market value of the underlying shares of common stock on the exercise date over the option exercise price will be taxable as compensation income to the optionee and will be subject to applicable withholding taxes. The Company will generally be entitled to a tax deduction at such time in the amount of such compensation income. The optionee's tax basis for the shares received pursuant to the exercise of an NQSO will equal the sum of the compensation income recognized and the exercise price.

In the event of a sale of shares received upon the exercise of an NQSO, any appreciation or depreciation after the exercise date generally will be taxed as capital gain or loss and will be long-term capital gain or loss if the holding period for such shares is more than one year.

Incentive Stock Options. An optionee will not recognize any taxable income at the time of grant or timely exercise of an ISO and the Company will not be entitled to a tax deduction with respect to such grant or exercise. Exercise of an ISO may, however, give rise to taxable compensation income subject to

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applicable  withholding taxes, and a tax deduction to the Company, if the ISO is not exercised on a timely basis (generally, while the optionee is employed by the Company or within 90 days after termination of employment) or if the optionee subsequently engages in a "disqualifying disposition," as described below. Also, the excess of the fair market value of the underlying shares on the date of exercise over the exercise price will be an item of income for purposes of the optionee's alternative minimum tax.

A sale or exchange by an optionee of shares acquired upon the exercise of an ISO more than one year after the transfer of the shares to such optionee and more than two years after the date of grant of the ISO will result in any difference between the net sale proceeds and the exercise price being treated as long-term capital gain (or loss) to the optionee. If such sale or exchange takes place within two years after the date of grant of the ISO or within one year from the date of transfer of the ISO shares to the optionee, such sale or exchange will generally constitute a "disqualifying disposition" of such shares that will have the following results: any excess of (i) the lesser of (a) the fair market value of the shares at the time of exercise of the ISO and (b) the amount realized on such disqualifying disposition of the shares over (ii) the option exercise price of such shares, will be ordinary income to the optionee, subject to applicable withholding taxes, and the Company will be entitled to a tax deduction in the amount of such income. Any further gain or loss after the date of exercise generally will qualify as capital gain or loss and will not result in any deduction by the Company.

Stock Appreciation Rights. Generally, the recipient of a stand-alone SAR will not recognize taxable income at the time the stand-alone SAR is granted. If an employee receives the appreciation inherent in the SARs in stock, the spread between the then current market value and the grant price will be taxed as ordinary income to the employee at the time it is received. A SAR settled in cash would be subject to additional taxes under Section 409A of the Internal Revenue Code and, as such, the Company currently does not intend to grant such instruments. In general, there will be no Federal income tax deduction allowed to the Company upon the grant or termination of SARs. However, upon the exercise of a SAR, the Company will be entitled to a deduction equal to the amount of ordinary income the recipient is required to recognize as a result of the exercise.

Restricted Stock. A grantee will not recognize any income upon the receipt of restricted stock unless the holder elects under Section 83(b) of the Internal Revenue Code, within thirty days of such receipt, to recognize ordinary income in an amount equal to the fair market value of the restricted stock at the time of receipt, less any amount paid for the shares. If the election is made, the holder will not be allowed a deduction for amounts subsequently required to be returned to the Company. If the election is not made, the holder will generally recognize ordinary income, on the date that the restrictions to which the restricted stock is subject are removed, in an amount equal to the fair market value of such shares on such date, less any amount paid for the shares. At the time the holder recognizes ordinary income, the Company generally will be entitled to a deduction in the same amount.

Generally, upon a sale or other disposition of restricted stock with respect to which the holder has recognized ordinary income (i.e., a Section 83(b) election was previously made or the restrictions were previously removed), the holder


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will recognize capital gain or loss in an amount equal to the difference between the amount realized on such sale or other disposition and the holder's basis in such shares. Such gain or loss will be long-term capital gain or loss if the holding period for such shares is more than one year.

Restricted Stock Units and Performance Units. The grant of an award of restricted stock units or performance units will not result in income for the grantee or in a tax deduction for the Company. Upon the settlement of such an award, the grantee will recognize ordinary income equal to the aggregate value of the payment received, and the Company generally will be entitled to a tax deduction in the same amount.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) On May 6, 2005, Mr. Gerald Grinstein retired from the Board of Directors of The Brink's Company at the expiration of his term. Mr. Grinstein has served with distinction on the Board of Directors since 1998.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) On May 6, 2005, the Board of Directors amended and restated the Bylaws of The Brink's Company to make the number of persons serving on the Board of Directors ten.

Item 9.01. Financial  Statements and Exhibits.

(c)    Exhibits

3(ii)  Bylaws of The Brink's  Company,  as amended and  restated  through May 6,
       2005.

99 The Brink's Company 2005 Equity Incentive Plan (incorporated by reference to Exhibit A to the Proxy Statement for The Brink's Company's 2005 Annual Meeting of Shareholders).


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            THE BRINK'S COMPANY
                                            (Registrant)


Date:    May 10, 2005                       By:  /s/ Austin F. Reed
                                                 ------------------
                                                 Austin F. Reed
                                                 Vice President


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                                  EXHIBIT INDEX


EXHIBIT                             DESCRIPTION
-------                             -----------

3(ii)  Bylaws of The  Brink's  Company, as amended  and restated through  May 6,
       2005.

99 The Brink's Company 2005 Equity Incentive Plan (incorporated by reference to Exhibit A to the Proxy Statement for The Brink's Company's 2005 Annual Meeting of Shareholders).